Summary Prospectus dated December 2, 2009

Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund

Class/Ticker    A / EITAX     C / EITCX     I / ETIIX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The Fund’s prospectus and statement of additional information, both dated December 2, 2009, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s prospectus, statement of additional information, and other information about the Fund, go to http://funddocuments.eatonvance.com, email a request to info@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current prospectus for this Fund.

Investment Objective

The Fund’s investment objective is to seek after-tax total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges on page 10 of the Fund’s prospectus and page 20 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or time of redemption)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	n/a
Other Expenses(1)	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.15%	1.90%	0.90%
Less Expense Reimbursement and Fee Reduction(2)	(0.20)%	(0.20)%	(0.20)%
Net Annual Fund Operating Expenses	0.95%	1.70%	0.70%

(1)	Other Expenses are estimated.
(2)	The investment adviser and administrator have agreed to limit the Total Annual Fund Operating Expenses to 0.90% for Class A, 1.70% for Class C and 0.70% for Class I. This expense limitation will continue through May 31, 2010. Thereafter, the expense limitation may be changed or terminated at any time. The expense limitation relates to ordinary operating expenses only and amounts reimbursed may be subject to recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption		Expenses without Redemption
	1 Year	3 Years	1 Year	3 Years
Class A shares	$320	$521	$320	$521
Class C shares	$273	$536	$173	$536
Class I shares	$72	$224	$72	$224

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in a diversified portfolio of municipal obligations that are exempt from regular federal income tax (“Municipal Securities”), direct obligations of the U.S. Treasury (“Treasury Securities”) and/or obligations of U.S. Government agencies, instrumentalities and government-sponsored enterprises (“Agency Securities”) (the “80% Policy”). The Fund normally invests in Municipal Securities rated in the two highest rating categories (those rated AA or Aa or higher) at the time of purchase, but may also invest up to 30% of its net assets in Municipal Securities rated A at the time of purchase. For its investment in Municipal Securities, the Fund invests primarily in general obligation or revenue bonds. The Fund currently targets an average portfolio duration of approximately five to seven years and an average weighted maturity of between approximately five and thirteen years.

In implementing the Fund’s investment strategy, the portfolio manager will identify certain benchmark ratios that the manager believes represent efficient pricing of Municipal Securities in relation to Treasury and Agency Securities with similar durations. Such ratios are primarily a function of the respective yields of Municipal, Treasury and Agency Securities. When the prices of Municipal Securities deviate from such benchmark ratios, the portfolio manager may deem such securities to be overvalued or undervalued in relation to Treasury and Agency Securities, depending on the nature of the price deviation, and may adjust the Fund’s asset mix among Municipal, Treasury and Agency Securities as deemed consistent with the Fund’s investment objective. The Fund’s Municipal/Treasury/Agency cross-over strategy is primarily quantitatively driven and generally will be implemented when pricing ratios so dictate, subject to market conditions and the ability to execute transactions in sufficient volume and at desired prices. Execution of the cross-over strategy may be affected if it is anticipated that there will be changes in tax rates or regulations governing Municipals Securities such that a change in relative yield relationships is likely, thereby causing a change in benchmark trading ratios. Allocation decisions will generally be influenced by a tax requirement that at least 50% of the Fund’s total assets be invested in Municipal Securities as of the end of each fiscal quarter in order to pass tax-exempt income to Fund shareholders. The portfolio manager generally will seek to enhance after-tax total return by actively engaging in relative value trading within the portfolio to take advantage of price appreciation opportunities in the markets for Municipal, Treasury and Agency Securities.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligations can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Risk of U.S. Government-Sponsored Agencies. While certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.

Risks Associated with Quantitative Management. The Fund relies on its investment adviser to achieve its investment objective. The investment adviser uses quantative investment techniques and analyses in making investment decisions for the Fund, but there can be no assurance that these will achieve the desired results. The Fund's strategy is highly dependent on quantitatively-based pricing theories and valuation models that generally have not been independently tested or otherwise reviewed.

Tax Risk. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, or non-compliant conduct of a bond issuer.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective(s). An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

As of the date of this prospectus, the Fund has not had a full calendar year of operations so there is no performance history.

Management

Investment Adviser. Eaton Vance Management

Portfolio Manager

The Fund is managed by James C. Evans, Vice President of Eaton Vance Management, who has managed the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

A substantial portion of the Fund’s distributions are expected to be exempt from federal income taxes. However, the Fund may alsol distribute taxable income to the extent that it invests in Treasury or Agency Securities. Distribution of any net realized gains are expected to be taxed as ordinary income and/or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, "financial intermediaries"), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

© 2009 Eaton Vance Management